                                                                    Exhibit 23.1

                SAVINGS PLAN OF SOUTHERN PERU COPPER CORPORATION
                         AND PARTICIPATING SUBSIDIARIES


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 28, 2000, included in this Form 11 K of the Savings Plan of Southern Peru Copper Corporation into the Company's previously filed Form S-8 Registration Statement Nos. 333-02736 and 333-40293.


Arthur Andersen

New York, New York
June 28, 2000